Fees Summary	Oct. 16, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 307,353,000.00
Previously Paid Amount	0.00
Total Fee Amount	42,445.45
Total Offset Amount	0.00
Net Fee	$ 42,445.45
Final Prospectus	false